UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2006

THOMAS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22010	72-0843540
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5221 N. O’Connor Blvd., Suite 500
Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 869-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A amends our current report on Form 8-K filed with the Securities and Exchange Commission on December 27, 2005 (the “Original Report”).  The purpose of this amendment on Form 8-K/A is to amend the Original Report to revise disclosure of stockholder approval of the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. and disclosure regarding certain awards made thereunder.

ITEM 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In December 2005, the Board of Directors of Thomas Group, Inc. (the “Company”) adopted the 2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. (the “2005 Plan”).  The 2005 Plan provides a means for the Company to grant awards to officers, employees or consultants in the form of options, restricted shares, performance awards and stock appreciation rights.  The Compensation and Corporate Governance Committee of the Company’s Board of Directors (the “Committee”) has the sole authority to interpret the 2005 Plan and to make rules and regulations relating to the 2005 Plan, to select participants, to establish the terms and conditions of awards and to grant awards.

On December 20, 2005, December 23, 2005 and April 27, 2006, the Committee, with General John T. Chain, Jr. abstaining, authorized the grant of restricted share awards to James T. Taylor, the Company’s President and Chief Executive Officer, David English, the Company’s Chief Financial Officer and Terry D. Stinson, the Company’s newly appointed President-Commercial Operations.  The December 20, 2005 awards to Mr. Taylor and Mr. English as well as the April 27, 2006 award to Mr. Stinson consist of both restricted stock and cash and will vest annually if the Company’s annual net profit exceeds certain pre-established baselines.  If such awards fully vest, Mr. Taylor would receive 300,000 shares of restricted stock and a cash award in the amount of $300,000; Mr. English and Mr. Stinson would each receive 50,000 shares of restricted stock and a cash award in the amount of $50,000.  Vesting of a portion of Mr. Taylor’s and Mr. Stinson’s awards will be accelerated if Mr. Taylor or Mr. Stinson, respectively, terminates employment by reason of involuntary termination without cause or resignation for good reason within 12 months following a change in control of the Company.  The December 23, 2005 award to Mr. Taylor consists only of restricted stock and vests quarterly depending on the lowest closing price per share of the Company’s common stock as quoted on the Nasdaq Stock Market during each fiscal quarter; provided, that such vested shares remain subject to forfeiture if Mr. Taylor’s employment with us terminates prior to December 23, 2010 for reasons other than involuntary termination without cause or resignation for good reason within 12 months following a change in control of the Company.  If this award fully vests, Mr. Taylor would receive a further 300,000 shares of restricted stock.

Each of the above described awards expressly requires approval by the Company’s stockholders of the 2005 Plan on or before December 20, 2006, otherwise, these awards terminate and become null and void.

On December 20, 2005, stockholders who collectively own approximately 67% of the Company’s outstanding common stock provided their written approval and adoption of the 2005 Plan.  At that time, such stockholders further agreed to perform such further acts and to execute any documents requested by the Company in order to more fully evidence their adoption and approval of the 2005 Plan.  The Company’s certificate of incorporation requires that formal approval of the 2005 Plan be obtained at a meeting of stockholders.  Therefore, for this reason and in order to comply with the requirements of Section 162(m) of the Internal Revenue Code and certain other legal and regulatory requirements, on December 12, 2006, a special meeting of stockholders was held for the purpose of approving and ratifying the 2005 Plan and the above described awards made thereunder.  At the special meeting, the stockholders of the Company approved and ratified the 2005 Plan and the above described awards made thereunder.

The above descriptions of the 2005 Plan and the awards granted thereunder are summaries and are qualified in their entirety by the 2005 Plan and the respective award agreements.  Copies of the 2005 Plan, the December 20, 2005 awards to Mr. Taylor and Mr. English and the December 23, 2005 award to Mr. Taylor were filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to the Company’s Current Report on Form 8-K filed December 27, 2005, and are incorporated herein by reference.  A copy of the April 27, 2006 award to Mr. Stinson is filed herewith as Exhibit 10.5.

ITEM 9.01.            Financial Statements and Exhibits.

Exhibit Number	Description

10.1

2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. dated December 20, 2005 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.2

Net Profit Restricted Share Award Agreement for James T. Taylor dated December 20, 2005 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.3

Net Profit Restricted Share Award Agreement for David English dated December 20, 2005 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.4

Share Price Restricted Share Award Agreement for James T. Taylor dated December 23, 2005 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.5	Net Profit Restricted Share Award Agreement for Terry D. Stinson dated April 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS GROUP, INC.

Date: December 15, 2006	By:	/s/ David English
David English
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

2005 Omnibus Stock and Incentive Plan for Thomas Group, Inc. dated December 20, 2005 (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.2

Net Profit Restricted Share Award Agreement for James T. Taylor dated December 20, 2005 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.3

Net Profit Restricted Share Award Agreement for David English dated December 20, 2005 (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.4

Share Price Restricted Share Award Agreement for James T. Taylor dated December 23, 2005 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed December 27, 2005 and incorporated herein by reference).

10.5	Net Profit Restricted Share Award Agreement for Terry D. Stinson dated April 27, 2006.